GeneDx Nasdaq: WGS Q1 2026 Earnings Presentation May 2026 Exhibit 99.3

2 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding our future performance and our market opportunity, including expectations for full year and second quarter 2026 revenue, exome and genome revenue and test volumes, adjusted gross margin and adjusted net income (loss). These forward- looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: (i) our ability to implement business plans, goals and forecasts, and identify and realize additional opportunities, (ii) the risk of downturns and a changing regulatory landscape in the highly competitive healthcare industry, (iii) the size and growth of the market in which we operate, and (iv) our ability to recalibrate for building long-term, durable performance. The foregoing list of factors is not exhaustive. The information, opinions and forward-looking statements contained in this announcement is not exhaustive and speak only as of its date and are subject to change without notice. This presentation contains estimates, projections and other information concerning our industry, our business and the markets for our products and services. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties, and actual events or circumstances may differ materially from events and circumstances that are assumed in this information. Unless otherwise expressly stated, we obtained this industry, business, market and other data from our own internal estimates and research as well as from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data and similar sources. While we believe our internal company research as to such matters is reliable and the market definitions are appropriate, neither such research nor these definitions have been verified by any independent source. We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our periodic reports and other filings we make with the SEC from time to time. Given these uncertainties, you should not place undue reliance on the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us are available www.sec.gov. Requests for copies of such documents should be directed to our Investor Relations department at GeneDx Holdings Corp. 333 Ludlow Street, North Tower 6th Floor, Stamford, Connecticut, 06902. Our telephone number is 888-729-1206. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles in the United States ("GAAP"), which are used by management as a supplemental measure, have certain limitations, and should not be construed as alternatives to financial measures determined in accordance with GAAP. The non-GAAP measures as defined by us may not be comparable to similar non-GAAP measures presented by other companies. Our presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that our future results will be unaffected by other unusual or non-recurring items. A reconciliation is provided in the Appendix to the most directly comparable financial measure stated in accordance with GAAP.

3 Q1 2026 Results Metric First Quarter 2026 Revenue1 $102.3 million Growth in exome and genome volume 34% Growth in exome and genome revenue 27% Adjusted gross margin1 69% Adjusted net loss1 $(8.2 million) Cash on hand $171.7 million 1 Adjusted gross margin and adjusted net loss are non-GAAP financial measures. See appendix for a reconciliation of GAAP to non-GAAP figures presented.

4 Strong demand drove exome and genome volume growth Exome and genome volume year-over-year: • Q1 2026 YoY: up 34% to 27,488 • Majority of growth driven by foundational markets of geneticists and pediatric neurologists • Genome represented 45% of the combined exome and genome portfolio 27,488 Q1 2025 Exome and Genome Volume Q2 2025 Q3 2025 Q4 2025 Q1 2026 0 5,000 10,000 15,000 20,000 25,000 30,000 20,562 Q1 2024 Q2 2024 Q3 2024 Q4 2024 16,592

5 Exome and genome revenue growth impacted by reimbursement and mix $90.6 Q1 2025 Exome and Genome Revenue (in $M) Q2 2025 Q3 2025 Q4 2025 Q1 2026 0 $20 $71.4 Q1 2024 Q2 2024 Q3 2024 Q4 2024 $44.0 Exome and genome revenue year-over year: • Q1 2026 YoY: up 27% to $90.6M • Q1 ARR: ~$3,300 • Blended ARR lower due to higher genome mix and lower parental samples mix • Pricing and collection rates are relatively unchanged $40 $60 $80 $100 $120

6 2026 Guidance Update Metric Full Year 2026 Previous Guidance February 23, 2026 Full Year 2026 Updated Guidance May 4, 2026 Second Quarter of 2026 Guidance May 4, 2026 Revenue $540 to $555 million $475 to $490 million $110 to $112 million Growth in exome and genome volume 33% to 35% At least 30% ~30,000 tests Growth in exome and genome revenue 33% to 35% At least 20% ~$100 million Adjusted gross margin1 At least 70% ~70% ~70% Adjusted net income (loss)1 Positive Positive Adj. net loss ~$5 million 1 Adjusted gross margin and adjusted net income (loss) are non-GAAP financial measures.

Confidential & Proprietary. Do Not Distribute. 7 1. Effects on blended exome and genome ARR from product mix shifts within the exome and genome portfolio Q1 and Full Year 2026 Revenue Bridge Other Tests Q1 2026 Revenue ($M) Actual Revenue $(2.5) Expected Revenue Mix1 Fabric Biopharma & Data $114 $90 $95 $100 $105 $110 $115 $(5.5) $120 $(2) $(2) $102 Other Tests FY 2026 Revenue Guidance ($M) New Guide $(11) Expected Revenue Mix1 Fabric Biopharma & Data $540 $425 $450 $475 $500 $525 $550 $(36) $575 $(6) $(6) $475 Previous: $540–$555M Revised: $475–$490M Volume/ New Markets $(6) Expected: $114M Actual: $102M

8 Sharpening financial focus for the balance of 2026 Channel Management Improving blended ARR by actively managing test mix to focus on healthy unit economics Revenue Cycle Genome COGS Forecasting Accelerating market access and revenue cycle investments Optimizing cost per test for genome by advancing ongoing automation and AI efforts Enhancing forecasting precision 1 2 3 4

9 Organizing the company around three key imperatives Grow utilization of exome and genome Optimize unit economics Deliver the leading products at unmatched scale

10 Confidential & Proprietary. Do Not Distribute. Appendix

11 Empowering everyone to live their healthiest life through genomics

12 GeneDx is the global leader in rare disease diagnosis The largest and most diverse rare disease dataset to deliver highest accuracy Diagnosing more rare disease patients than anyone else and delivering 500+ new gene-disease discoveries over 25 years Preferred by 80% of geneticists and granted FDA Breakthrough Device designation The #1 genetic test Experience & TechnologyGeneDx InfinityTM 1. GeneDx Internal Data, data on file 2026 2. Claims data provided by Definitive Healthcare

13 Supercharging growth to serve more patients globally Added 30% more tests to Infinity in 2025 than in the prior 24 years combined 1 Million 0 500K 250K 750K Number of Exomes & Genomes 2000 Spun out of the NIH as a pioneer focused on rare disease 2025 AAP guidelines opened general pediatrics 2021 Implemented exome-first growth strategy under new leadership 2026+ Expanding commercial team and entering new markets 2012 Launched exome 2017 Launched genome

14 An accurate genetic diagnosis is key to transforming healthcare Enabling precision genomic medicine Providing an early and accurate genetic diagnosis Fueling drug discovery

15 Delivering the future of precision medicine via the network effect Biopharma Accelerating drug discovery, enabling clinical trials, and unlocking biomarkers for targeted therapies with real-world evidence Policymakers Improving population health outcomes with support for evidence-based policies driving innovation and efficiencies Patients Delivering faster, more accurate diagnosis with personalized treatments based on biology, leading to better outcomes Health Systems Improving clinical decisions, streamlining care pathways, and reducing costs with genomic insights Payers Reducing long-term spend through effective, targeted treatments supporting value-based care models with measurable outcomes Advocacy Delivering answers for families, advancing equitable care, and connecting patients and parents across rare and underserved communities

16 Trusted by the nation’s leading health systems

17 >2.5M >50% >8M ~1M >8M >60% genetic tests non-European descent health records exomes & genomes phenotypic datapoints have parental data GeneDx InfinityTM is the largest and most diverse rare disease dataset Greatest scale advantage Fastest diagnosis and most efficient operations Most comprehensive understanding of rare disease Billions of datapoints inform expert analysis The most accurate diagnosis 2x the answers compared to public datasets 1. GeneDx Internal Data, data on file 2026

18 Our AI strategy accelerates the flywheel effect of our data Additional patients tested Improved interpretation platform Higher diagnostic yields and more answers More underlying data N A T U R A L L A N G U A G E P R O C E S S I N G M A C H I N E L E A R N I N G L A R G E L A N G U A G E M O D E L S Creating the Lab of the Future to translate cutting-edge innovation into better patient outcomes The compounding power of the data from each new patient informs more diagnoses and extends our lead Proprietary AI models and algorithms constantly enhance our accuracy, scale, speed, and efficiency

19 Upside Opportunities International, Biopharma/Data, Precision Medicine Pediatrics & Rare Pediatric Specialists, Pediatricians, NICU, Prenatal, and gNBS Adult Adult Neurologists, Adult Cardiologists, and Other Specialists $25B $20B This large and ever-growing opportunity is ours to win

20 On average, an accurate diagnosis takes 5 years GeneDx provides answers in months weeks days hours First symptom Visit primary care physician Referral to a specialist Genetic testing (CMA) No diagnosis Online research Another specialist Wrong treatment or undue surgery Genetic testing (panel) Inconclusive results New symptoms Genetic specialist Genetic counseling Order exome or genome DiagnosisDisease specific care and resources The economic burden of rare diseases in the U.S. is over $1 trillion annually 1. Marwaha S, Knowles JW, and Ashley EA. A guide for the diagnosis of rare and undiagnosed disease: beyond the exome. Genome Med. 2022 Feb 28;14(1):23. 2. Tisdale, A., Cutillo, C.M., Nathan, R. et al. The IDeaS initiative: pilot study to assess the impact of rare diseases on patients and healthcare systems. Orphanet J Rare Dis 16, 429 (2021).

21 〉 GeneDx is contracted with 80% of covered lives, including all large national commercial payers 〉Medicaid and commercial insurance coverage continues to grow for exome and genome o 38 states cover exome or genome testing o 17 states cover rapid genome sequencing Payor coverage for exome and genome sequencing is expanding 1. GeneDx Internal Data, data on file 2026 Medicaid programs covering genetic testing by year 2015: First state Medicaid covers Exome 2021: First state Medicaid covers rapid testing 30 25 20 15 10 5 0 0 3 1 38 2015 2021 2026 Year Rapid genome sequencing Exome or genome sequencing 22 17 35

22 Medicaid programs across the country are expanding access Exome or Genome Sequencing Rapid Genome Sequencing Both No Coverage Current Medicaid Coverage Landscape 1. GeneDx Internal Data, data on file 2026 New or Enhanced Coverage

23 Our north star is to diagnose as many people as fast as possible

24 Our stacked, compounding growth strategy unlocks new opportunities Foundational Markets (Launched) Expansion Markets (Ramping) Future Markets (Developing) • Geneticists (since inception) • Pediatric Specialists (since 2023) • General Pediatricians (H2 2026) • NICU (since 2024) • Prenatal (H2 2026) • Adult Specialists (H2 2026) • International (since 2025) • gNBS • New Channels • BioPharma & Data Three layers, multiple building blocks to sustained high growth with disciplined expansion plan

25 Large growth opportunities ahead to deepen penetration and expand our footprint 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Geneticsits Pediatric Specialists Prenatal NICU Adult specialists General Pediatrics Clinician Penetration by Market 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Geneticsits Pediatric Specialists Prenatal NICU Adult specialists General Pediatrics Patient Penetration by Market 5K2K 800 accounts 10.5K 25K4.6K is enetici ts S S 145K300K 235K160K 600K210K Number of U.S. PatientsNumber of U.S. Clinicians

26 GeneticistPrenatal Standard of care: years of disease progression Pediatrician Entering new markets to deliver answers at the earliest moment possible NICU Adult Specialist Pediatric Specialist

27 Geneticists remain key customers and prefer GeneDx Geneticist recommendations reinforce our leadership in new markets Leading position: 80% market share driven by superior accuracy, broad access, and cutting-edge discovery Continued growth: Largest contributor to revenue today with room to grow via ongoing panel conversion Loyal advocates: As we continue to expand, these ~2,000 geneticists are key influencers for other clinicians 1. GeneDx Internal Data, data on file 2026 2. Claims data provided by Definitive Healthcare Foundational Market

28 Pediatric specialists continue drive high growth Significant share: Over 30% of pediatric neurologists now order from us with continued growth ahead Strong awareness: Greatest brand recognition of any genetics lab - over 80% of pediatric specialists know GeneDx Expanding our footprint: Continuing to add new call points and indications to serve the over 10,000 rare diseases Increased ordering and new customer activation driving expansion 1. GeneDx Internal Data, data on file 2026 2. Claims data provided by Definitive Healthcare 3. Fu MP, Merrill SM, Sharma M,et al. Rare diseases of epigenetic origin: Challenges and opportunities. Front Genet. 2023 Feb 6;14:1113086. doi: 10.3389/fgene.2023.1113086. PMID: 36814905. Foundational Market

29 Pediatricians are becoming the new front line of genomic medicine Massive market: 600K patients diagnosed with DD/ID by 25K pediatricians annually First mover to an untapped market with the #1 genetic test in hand Trusted partner & clear leader: Leading product, wraparound services, expert endorsements, and health system relationships Best customer experience: Pediatricians can integrate genomics into routine care with one-minute ordering Expansive reach: Dedicated team of ~50 sales reps expected to drive impact at the end of 2026 and into 2027 1. GeneDx Internal Data, data on file 2026 2. Claims data provided by Definitive Healthcare Expansion Market

30 The NICU is an untapped opportunity for early intervention and improved outcomes Taking a protocol-driven approach to benefit more patients and lower healthcare costs Large unmet need: Up to 60% NICU patients could benefit from rWGS per SeqFirst (~235k patients) but less than 5% of them receive genetic testing today 1. Wenger TL, Scott A, Kruidenier L, et al. SeqFirst: Building equity access to a precise genetic diagnosis in critically ill newborns. Am J Hum Genet. 2025 Mar 6;112(3):508-522. 2. Claims data provided by Definitive Healthcare 3. Kingsmore, Stephen F et al. NPJ genomic medicine vol. 9,1 17. 27 Feb. 2024 4. GeneDx Internal Data, data on file 2026 Deep relationships: 42 of the top 50 NICUs ordered rapid testing from us in 2025, positioning us to scale Fastest TAT: Leading rapid and ultrarapid genome tests deliver precise answers in as soon as 48 hours Expansion Market

31 GenomeDx Prenatal extends our industry-leading diagnostic capabilities into prenatal care Setting a new standard for prenatal genomic diagnoses Large unmet need: For patients with structural anomalies on prenatal ultrasound, impacting up to 4% of pregnancies Extensive prenatal experience: Building upon 10+ years of experience offering CMA and 4000+ prenatal exomes Timely answers: Delivering the most accurate and comprehensive diagnostic results in less than two weeks to guide critical care decisions 1.Salomon LJ, Alfirevic Z, Berghella V, et al. Practice guidelines for performance of the routine mid-trimester fetal ultrasound scan. Ultrasound Obstet Gynecol. 2011 Jan;37(1):116-26. 2. GeneDx Internal Data, data on file 2026 Expansion Market

32 Adult specialists will unlock future growth and impact Putting commercial focus behind the organic growth in adult exome and genome testing New market: Expanding to neurologists in 2026 with a focus on clinicians already ordering genetic testing Green space: Strong demand and reimbursement for adults living with pediatric-onset conditions like epilepsy Long-term potential: Future opportunities could expand to cardiology, neurodegenerative disorders, and more, representing up to 5M patients 1. GeneDx Internal Data, data on file 2026 2. Claims data provided by Definitive Healthcare Expansion Market

33 Global reach with decentralized testing powered by centralized intelligence from GeneDx InfinityTM Cloud-native platform enables remote interpretation while complying with local regulations Providing leading interpretation services to key domestic partners Expanded international footprint with sales reps in key geographies Expansion Market

34 Transforming healthcare from diagnostic odyssey to day one action with gNBS GeneDx has the evidence, experience, and operational capabilities to lead global adoption • Partnering with first movers to make gNBS a reality o GUARDIAN o BEACONS o Sunshine Genetics • Without gNBS, the average age of diagnosis for these conditions is 7-11 years old Data from the GUARDIAN study: • Nearly 75% of parents opted into testing • Implemented diverse multi- site programs Evidence Experience Capabilities • Actionable conditions identified in 3.2% of newborns • Sequenced >22,000 newborns • Operations optimized for accuracy, speed, and scale • Flexible services – from end- to-end testing to decentralized interpretation • Technical expertise to responsibly bring this technology to patients 1. Ziegler A, Koval-Burt C, Kay DM, et al. Expanded Newborn Screening Using Genome Sequencing for Early Actionable Conditions. JAMA. Published online October 24, 2024. doi:10.1001/jama.2024.1966 2. GeneDx Internal Data, data on file 2026 Future Market

35 Pioneering new channels and partnerships to deliver on the promise of precision genomic medicine Future Market

36 Unlocking faster HEOR, biopharma innovation, and AI-driven discovery Genetic data Electronic health records Patient demographics Claims Prescription Imaging Deploying the most comprehensive, longitudinal dataset for rare disease ever assembled Future Market

37 Transforming every stage of drug development Research & Development Clinical Trials Market Authorization & Access Target Validation & Modeling Patient Matching & Recruitment Diverse Longitudinal Data Commercialization Launch & Post-Marketing

38 Turning insight into biopharma impact

39 Proven leadership driving high-growth and operational excellence at scale Heidi Chen Chief Legal Officer Linda Genen Chief Medical Officer Jami Biliboaca Chief People Officer Katherine Stueland Chief Executive Officer Kevin Feeley Chief Financial Officer Bryan Dechairo Chief Operating Officer Melanie Duquette Chief Growth Officer Lisa Gurry Chief Business Officer

40 Massive TAM and expanding serviceable market Leadership position Differentiated technology A rare opportunity to transform healthcare fueled by unmatched data and momentum Emerging guidelines and improving payer landscape Scale advantage Proven management team

41 GeneDx enables a future that is predictive, preventative, and ultimately curative. That future always begins with a single answer. And that answer changes everything.

42 Reconciliation of non-GAAP financial measures Adjusted gross profit1, adjusted gross margin, and adjusted net (loss) income (in $ thousands) Three months ended March 31, 2026 2025 GeneDx Other2 Total GeneDx Other2 Total Revenue $ 101,496 $ 758 $ 102,254 $ 87,115 $ – $ 87,115 Adjusted cost of services 31,613 588 32,201 27,396 – 27,396 Adjusted gross profit $ 69,883 $ 170 $ 70,053 $ 59,719 $ – $ 59,719 Adjusted gross margin 68.9% 68.5% 68.6% 68.6% Reconciliations: Depreciation and amortization 1,462 1,075 Stock-based compensation 380 168 Gross profit $ 68,211 $ 58,476 Gross margin 66.7% 67.1% (in $ thousands) Three months ended March 31, 2026 2025 Net loss $ (63,316) $ (6,529) Reconciliations: Depreciation and amortization 6,809 5,678 Stock-based compensation 8,996 3,983 Impairment loss 31,287 – Restructuring costs 439 558 Change in fair value of financial liabilities (2,540) 1,100 Non-core lease costs 1,210 1,481 Loss on extinguishment of debt 6,565 – Other3 2,320 2,901 Adjusted net (loss) income $ (8,230) $ 9,172 1 Adjusted gross profit is a non-GAAP financial measure that we define as revenue less cost of services, excluding depreciation and amortization expense and stock-based compensation expense. 2 For the three months ended March 31, 2026, Other includes revenue and cost of services from the Fabric Genomics operating segment. For the three months ended March 31, 2025, Other includes revenue from the Legacy Sema4 diagnostic testing business. 3 Other represents interest expense, net, and income tax expense for all periods presented. For the three months ended March 31, 2026, Other includes costs related to a certain litigation matter. For the three months ended March 31, 2025, Other includes transaction costs related to the acquisition of Fabric Genomics.